Ambrus Tax-Conscious California Bond Fund

A Series of FundVantage Trust

Summary Prospectus – February 1, 2026

Class/Ticker: Institutional Class Shares (TCCBX)/Investor Class Shares (TCCYX)

Click here to view the Fund’s Statutory Prospectus or Statement of Additional Information.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund including the Fund’s Statement of Additional Information (“SAI”) and shareholder reports online at https://www.ambrusfunds.com/ambrus-tax-conscious-california-bond-fund. You can also get this information at no cost by calling (833) 996-2101, by sending an email request to contact@ambrusfunds.com, or from any financial intermediary that offers shares of the Fund. The Fund’s prospectus, dated February 1, 2026, and SAI, dated February 1, 2026, as amended from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

Ambrus Tax-Conscious California Bond Fund (the “Fund”) seeks to maximize total return net of federal and California state taxes, consistent with preservation of capital and prudent investment management. Current income is a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Investor Class	Institutional Class
Management Fees	0.40%	0.40%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	None
Acquired Fund Fees and Expenses (“AFFE”)	0.01%	0.01%
Other Expenses	0.10%	0.10%
Total Annual Fund Operating Expenses[1,2]	0.76%	0.51%

[1]	“Total Annual Fund Operating Expenses” will not correlate to the ratio of expenses to average net assets that will be disclosed in the Fund’s Annual and Semi-Annual Financials and Additional Information in the financial highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
[2]	Whittier Advisors, LLC (“Whittier” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the “Trust”), interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 0.50% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2027 unless the Board of Trustees of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement. No reimbursement will occur unless the Fund’s expenses are below the Expense Limitation.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Investor Class shares and Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$78	$243	$422	$942
Institutional Class	$52	$164	$285	$640

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund seeks the most attractive risk-adjusted returns from all fixed income asset types on an after-tax basis. The Fund primarily invests in California municipal bonds; however, non-California municipal bonds, government-related bonds, taxable municipal bonds, corporate bonds, preferred stocks, and other fixed income securities may also be considered on an after-tax relative value basis.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed income securities and other related instruments with similar economic characteristics. At least 50% of the Fund’s assets will be invested in municipal securities, issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies, that carry interest payments that are exempt from federal and California state income taxes. This is a non-fundamental investment policy that may be changed by the Fund upon 60 days’ prior notice to shareholders. Municipal securities are securities issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities and other groups with the authority to act for the municipalities, the interest on which, if any, is exempt from federal income tax but may be subject to the federal alternative minimum tax for individuals. Municipal securities may have fixed, variable or floating interest rates and may include, but are not limited to, variable rate demand obligations, short-term municipal notes, municipal bonds, tax exempt commercial paper, zero-coupon securities, private activity and industrial development bonds, tax anticipation notes, participations in pools of municipal securities, municipal mortgage-backed and asset-backed securities, auction rate securities and restricted securities. Municipal securities may also include instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal securities, such as tender option bonds and participation interests in all or part of specific holdings of municipal obligations, provided that the applicable issuer has disclosed or otherwise confirmed that the interest payable on the securities is exempt from federal income tax. Additionally, municipal securities include all other instruments that directly or indirectly provide economic exposure to income which is derived from municipalities.

The Fund may also invest in municipal securities outside of California, including issuers across all U.S. states and territories, state and local governments, government agencies, and other entities should these securities feature a superior risk-adjusted after-tax yield than California tax-exempt municipal bonds. The Fund may also invest in a full range of U.S. treasury bonds, U.S. agency bonds, commercial paper, certificates of deposit, money markets, corporate bonds, taxable municipal bonds, mortgage backed/asset backed securities, preferred stocks, convertible bonds, other bank capital securities, loans, and other taxable fixed income securities should these securities feature a superior risk-adjusted after-tax yield than California tax-exempt municipal bonds. The Fund may invest in both bullet bonds (a non-callable debt instrument whose entire face value is paid at once on the maturity date, rather than amortized over its lifetime), as well as callable/puttable bonds. The Fund may invest in bonds with all coupon types, including fixed coupon bonds, zero coupon bonds, step-up/step-down coupon bonds, floating coupon bonds, fixed-to-float bonds, and inflation-linked securities. The Fund has broad flexibility to invest in a wide variety of debt securities and instruments of any maturity and will not be managed to a target duration or average weighted maturity.

The Fund will primarily invest in securities rated investment grade or higher. The Fund’s investment grade investments will, at the time of investment, carry a long-term rating of Baa3 or BBB– or higher by any of Moody’s Investors Service Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”), or Fitch Ratings Inc. (“Fitch”), respectively. The Fund may invest up to 25% of its holdings in below investment grade or nonrated securities (commonly known as “high yield securities” or “junk bonds”). The Adviser relies on its own analysis of credit quality and risks associated with individual bonds, as well as rating agencies and third-party research. The Fund seeks to purchase investments that are undervalued or offer attractive after-tax yield relative to their credit characteristics. If ratings agencies assign different ratings to the same security, the Adviser will use the highest rating as the credit rating for that security.

In managing the Fund, the Adviser will consider its outlook for interest rates and the economy, credit risk, call risk, and other security selection techniques. The Adviser’s analysis for determining which securities to purchase will include comparisons of after-tax yield across security types and maturity, roll yield, credit spread duration, and more. The proportion of the Fund’s assets allocated in securities with certain characteristics (such as issuer, state, bond type, credit rating, sector, maturity, callability, coupon structure, and more) will vary depending on relative value across securities and the Adviser’s outlook for the economy.

The Fund will not target a specific duration or maturity for the municipal bonds and other securities in which it invests, and the average portfolio duration will vary depending on market conditions, relative value of various securities of different durations, and economic outlook. The average duration for the Fund will vary within plus or minus 25% of the duration of the Bloomberg California Municipal Inter-Short (1-10 Year) Index, which was 4.0 years at December 31, 2025. There is no limit on the maturity or duration of any individual security in which the Fund may invest.

The Fund may invest up to 20% of its net assets in securities of other investment companies, including closed-end funds, exchange-traded funds, and mutual funds. Money market funds may exceed 20% of net assets. The Fund may invest up to 15% of its holdings in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act.

Summary of Principal Risks

The Fund is subject to the principal risks summarized below. The order of the below risk factors does not indicate the significance of any particular risk factor and the relative significance of each risk below may change over time. These risks could adversely affect the Fund’s net asset value (“NAV”), yield and total return. It is possible to lose money by investing in the Fund. The Fund may not be a suitable investment for all investors.

●	Interest Rate Risk: The risk of market losses attributable to changes in interest rates. With fixed rate securities, a rise in interest rates typically causes a fall in values. The yield earned by the Fund will vary with changes in interest rates. The longer the average maturity of the Fund’s investment portfolio, the greater the fluctuation in value.

●	California Investment Risk: The Fund’s performance will be affected by the fiscal and economic health of the State of California, its political subdivisions, municipalities, agencies and authorities and political and regulatory developments affecting California municipal issuers. Given the Fund may invest more heavily in securities issued by California and its municipalities, the Fund is more vulnerable to the credit risk and unfavorable developments in California than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall California municipal market.

●	Call Risk: The risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

●	Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as the payment of interest or principal on a debt security).

●	Geographic Concentration Risk: From time to time, the Fund may invest a substantial amount of its assets in issuers located in California. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in that geographic region will have a significant impact on its investment performance.

●	High Yield Securities Risk: High yield securities (also known as junk bonds) are generally considered more risky than investment grade, fixed income securities. The total return and yield of high yield securities can be expected to fluctuate more than the total return and yield of higher quality securities. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Successful investment in high yield securities involves greater investment risk and is highly dependent on the Adviser’s credit analysis and market analysis.

●	Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

●	Management Risk: As with any managed fund, the Adviser may not be successful in selecting the best performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

●	Market Risk: The values of, and/or the income generated by, securities held by the Fund may decline due to factors that are specifically related to a particular company, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, or adverse investor sentiment generally. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Geopolitical events, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are global economic powers, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as environmental and natural disasters, public health crises (such as epidemics and pandemics), social unrest, and cyber security incidents, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy.

●	Municipal Securities Risk: The amount of public information available about municipal securities is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the Adviser than that of an equity fund or taxable bond fund. The Fund invests significantly in municipal obligations of issuers located in California. The values of shares of the Fund therefore will be affected by economic and political developments in California.

●	Other Investment Companies Risk: The Fund may invest in other investment companies, including closed-end funds, exchange-traded funds, and mutual funds, pursuant to the investment limitations outlined in this document. These securities are subject to similar risks as described above and more. Shareholders in the Fund could be subject to duplicative expenses to the extent that the Fund invests in other investment companies.

●	Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

●	Private Placement Risk: Private placements involves securities not registered under the 1933 Act. In addition to the general risks associated with fixed income securities, such securities (including “144A” securities) may be subject to restrictions on resale, transaction costs for such securities may be higher than comparable securities, and there may be no liquid secondary market for such securities.

●	Rating Agency Risk: Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely credit ratings in response to subsequent events. In addition, ratings agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

●	U.S. Government Agencies Securities Risk: Certain U.S. Government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. Government is able to provide financial support to U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. Such securities are neither issued nor guaranteed by the U.S. Treasury.

●	Valuation Risk: The risk that the Fund has valued certain of its securities at a higher price than it can sell them.

●	Risks Related to Changes in Government Policies and Institutions: The U.S. government has recently made, and may continue to make from time to time, significant changes to established, and in some cases longstanding, policies and institutions of the United States federal government, including the restructuring of the United States’ trade relationships, imposition of tariffs on products imported from foreign markets, reducing government investment, and downsizing or dismantling of government agencies. Such changes may have immediate and/or longstanding effects on the economies of the United States, its trade partners, and/or its allies. There could be a wide range of consequences that are difficult or impossible to predict from such actions. Such consequences may include a decrease in regulatory oversight of certain highly regulated industries (banking, financial services, data security, drug and medical device development, and energy), an increase in regulatory backlog leading to significantly slower regulatory approval processes, uncertainty with respect to the authority of certain agencies or their personnel, the inability of the federal government and its agencies to maintain the security of personal data of United States citizens and/or of other digital assets. The business and prospects of companies that do business with the government or which rely on government funding may be materially and adversely affected.

Performance Information

The bar chart and performance table shown below provide some indication of the risks of investing in the Fund by showing the Fund’s performance for the past calendar year and by showing how the Fund’s average annual returns for one year and since inception periods compared with a broad-based securities market index that reflects the performance of the overall market applicable to the Fund and an additional index that represent the market sectors in which the Fund primarily invests. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.ambrusfunds.com or by calling the Fund toll-free at (833) 996-2101.

During the periods shown in the chart:

Best Quarter	Worst Quarter
4.34%	(1.60)%
(December 31, 2023)	(September 30, 2023)

Ambrus Tax-Conscious California Bond Institutional Class Shares Average Annual Total Returns for the periods ended December 31, 2025	1 Year	Since Inception (October 3, 2022)
Institutional Class Shares Return Before Taxes	3.55%	3.95%
Return After Taxes on Distributions[1]	3.17%	3.53%
Return After Taxes on Distributions and Sale of Shares	3.24%[2]	3.47%
Bloomberg Municipal Bond Index (reflects no deductions for fees, expenses or taxes)[3]	4.25%	4.77%
Bloomberg California Municipal Inter-Short (1-10 Year) Index (reflects no deductions for fees, expenses or taxes)[3]	5.03%	4.00%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[2]	The “Return After Taxes on Distributions and Sale of Shares” is higher than the “Return After Taxes on Distributions” because of realized losses that would have been sustained upon sale of Fund shares immediately after the relevant period.
[3]

The Bloomberg U.S. Municipal Index covers the USD-denominated long-term tax exempt bond market, comprised of state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds.

The Fund will retain the Bloomberg California Municipal Inter-Short (1-10 Year) Index as its additional benchmark for comparison of performance, portfolio asset allocation and positioning, security selection, duration, and overall active management decision-making. The Bloomberg California Municipal Inter-Short (1-10 Year) Index is an unmanaged index that measures the USD-denominated investment grade tax-exempt municipal bond market consisting of bonds with maturities between 1 and 10 years and issued by municipalities in California. It is not possible to invest directly in an index.

Management of the Fund

Investment Adviser

Whittier Advisors, LLC serves as the Fund’s investment adviser.

Portfolio Manager

H. Travis Moore, C.F.A., Portfolio Manager, has served as portfolio manager for the Fund since its inception in 2022.

Mason Carpenter, C.F.A., Portfolio Manager, has served as portfolio manager for the Fund since its inception in 2022.

Purchase and Sale of Fund Shares

Minimum Investment Requirements
Account Type	Minimum	Investor Class	Institutional Class
Regular Accounts	Initial Investment	No minimum	$10,000
	Additional Investments	No minimum	No minimum
Individual Retirement Accounts	Initial Investment	No minimum	$10,000
	Additional Investments	No minimum	No minimum
Automatic Investment Plan	Initial Investment	No minimum	$10,000
	Additional Investments	No minimum	No minimum

There is no minimum initial investment requirement with respect to Investor Class shares. The Fund reserves the right to waive the minimum initial investment requirement for an investor with respect to Institutional Class shares. You can only purchase and redeem shares of the Fund on days the New York Stock Exchange (the “Exchange”) is open and through the means described below.

Purchase or Redemption by Mail:

Regular Mail: Ambrus Tax-Conscious California Bond Fund FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 534445 Pittsburgh, PA 15253-4445	Overnight Mail: Ambrus Tax-Conscious California Bond Fund FundVantage Trust c/o BNY Mellon Investment Servicing Attention: 534445 500 Ross Street, 154-0520 Pittsburgh, PA 15262 (833) 996-2101

Purchase by Wire:

Please contact Fund shareholder services (“Shareholder Services”) toll-free at (833) 996-2101 for current wire instructions.

Redemption by Telephone:

Please call Shareholder Services toll-free at (833) 996-2101.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions are not currently taxable when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. However, subsequent withdrawals from any tax-deferred account in which the shares are held may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and/or for related services to shareholders. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Click here to view the Fund’s Statutory Prospectus or Statement of Additional Information.

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